Exhibit 10(m)
AMENDMENT 2020-1 TO THE
WACHOVIA CORPORATION ELECTIVE DEFERRAL PLAN
This amendment (the “Amendment”) to the Wachovia Corporation Elective Deferral Plan (the “Plan”) is made as of January 1, 2020 (the “Effective Date”). Capitalized terms not defined herein have the meanings set forth in the Plan.
WHEREAS, as a result of the merger of Wachovia Corporation into the Company, the Company is the successor Plan sponsor;
WHEREAS, as a result of recent organizational changes to Corporate HR, the Director of Compensation and Benefits wishes to amend the Plan in order to revise the definition of Plan Administrator, and any other section as applicable, to remove the Head of Enterprise HR Consulting;
NOW, THEREFORE, BE IT RESOLVED, that as of the Effective Date, the Plan is hereby amended as follows:

1.Section 5.4 “Acquired Deferral Accounts,” the first sentence hereby amended to read in full as follows:
In addition to the foregoing, the Director of Human Resources of the Company, and the Director of Compensation and Benefits of the Company, each of whom may act individually or jointly, may authorize the transfer to a Participant’s Deferral Account, such Participant’s deferred balances held under a deferral plan maintained by any organization acquired by the Company or an Affiliated Company.

2.Section 8.1 “Administration” is hereby amended to read in full as follows:

The “Plan Administrator” for purposes of this Plan is the Director of Human Resources and the Director of Compensation and Benefits of the Company, each of whom may act individually or jointly as the Plan Administrator.

Except as modified by this Amendment all of the terms and provisions of the Plan shall continue in full force and effect.
IN WITNESS WHEREOF, WELLS FARGO & COMPANY has caused this Amendment to be executed on its behalf by its duly-authorized officer.
WELLS FARGO & COMPANY
By: ________________________________
Title: Director of Compensation and Benefits

Date:________________________________

Exhibit 10(m)
AMENDMENT 2018-1 TO THE
WACHOVIA CORPORATION ELECTIVE DEFERRAL PLAN
This Amendment (the “Amendment”) to the Wachovia Corporation Elective Deferral Plan (the “Plan”) is made as of December 31, 2018 (the “Effective Date”). Capitalized terms not defined herein have the meanings set forth in the Plan.
WHEREAS, as a result of the merger of Wachovia Corporation into Wells Fargo & Company (the “Company”), the Company is the successor Plan sponsor;

WHEREAS, the Company wishes to amend the Plan to clarify that a participant’s status as a “Key Employee” shall be determined in accordance with the Wells Fargo & Company Key/Specified Employee Policy;

WHEREAS, Section 10.3 authorizes the Plan Administrator to amend the Plan at any time; and

NOW THEREFORE, BE IT RESOLVED, that as of the Effective Date, the Plan is hereby amended as follows:

1.Section 6.11 is amended in entirety to read as follows:

Payment Delay for Key Employees. Notwithstanding any provision to the contrary in the plan, if the Participant is determined to be a “Key Employee” for purposes of Code section 409A, no lump sum or installment payment shall be paid to the Participant prior to the date that is six months after the date the Participant’s Separation from Service occurred. For purposes of this Plan, a Participant’s status as a Key Employee shall be determined in accordance with the Wells Fargo & Company Key/Specified Employee Policy as adopted and amended from time to time by the Human Resources Committee of the Company’s Board of Directors.

Upon the expiration of the applicable Code section 409A(a)(2) deferral period, all payments deferred pursuant to this Section 6.11 (whether they would have otherwise been payable in a single sum or in installments in the absence of such deferral) shall be paid to the Participant (or the Participant’s Beneficiary in the event of the Participant’s death) in a lump sum, and any remaining payments due under the Plan shall be paid in accordance with the normal payment dates specified for them herein. During such deferral period, the Participant’s subaccounts under the Plan shall continue to be subject to the investment return provisions of Section 5.1.

2.Except as modified by this Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, WELLS FARGO & COMPANY has caused this Amendment to be executed on its behalf by its duly authorized officer, effective as of the Effective Date.

WELLS FARGO & COMPANY

By: _____________________________

Title: Director of Human Resources

Dated: _____________________________

Exhibit 10(m)
AMENDMENT 2017-1 TO THE
WACHOVIA CORPORATION ELECTIVE DEFERRAL PLAN
This amendment (the “Amendment”) to the Wachovia Corporation Elective Deferral Plan (the “Plan”) is made as of July 1, 2017 (the “Effective Date”). Capitalized terms not defined herein have the meanings set forth in the Plan.
WHEREAS, as a result of the merger of Wachovia Corporation into the Company, the Company is the successor Plan sponsor;
WHEREAS, as a result of recent organizational changes to Corporate HR, the Director of Human Resources wishes to amend the Plan in order to revise the definition of Plan Administrator, and any other section as applicable, to include the Head of Enterprise HR Consulting;
NOW, THEREFORE, BE IT RESOLVED, that as of the Effective Date, the Plan is hereby amended as follows:

1.Section 5.4 “Acquired Deferral Accounts,” the first sentence hereby amended to read in full as follows:
In addition to the foregoing, the Director of Human Resources of the Company, the Director of Compensation and Benefits of the Company, and the Head of Enterprise HR Consulting of the Company, each of whom may act individually or jointly, may authorize the transfer to a Participant’s Deferral Account, such Participant’s deferred balances held under a deferral plan maintained by any organization acquired by the Company or an Affiliated Company.

2.Section 8.1 “Administration” is hereby amended to read in full as follows:

The “Plan Administrator” for purposes of this Plan is the Director of Human Resources, the Director of Compensation and Benefits, and the Head of Enterprise HR Consulting of the Company, each of whom may act individually or jointly as the Plan Administrator.

Except as modified by this Amendment all of the terms and provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, WELLS FARGO & COMPANY has caused this Amendment to be executed on its behalf by its duly-authorized officer.
WELLS FARGO & COMPANY
Date: _________________ By: ______________________________
Hope A. Hardison

Director of Human Resources

Exhibit 10(m)
AMENDMENT 2016-1 TO THE
WACHOVIA CORPORATION ELECTIVE DEFERRAL PLAN
This amendment (the “Amendment”) to the Wachovia Corporation Elective Deferral Plan (the “Plan”) is made as of August 1, 2016 (the “Effective Date”). Capitalized terms not defined herein have the meanings set forth in the Plan.
WHEREAS, pursuant to resolutions adopted at its June 23, 2009 meeting, the Board of Directors (the “Board”) of Wells Fargo & Company (the “Company”) authorized the Director of Human Resources and the Director of Compensation and Benefits to adopt, amend, change, discontinue, merge, terminate or take any other action with respect to any employee benefit plan or program, including any health, welfare, disability, retirement or severance plan or program, qualified or non-qualified, of the Company or any subsidiary, subject to the terms of the plan or program, as they deem necessary or advisable to administer the Company’s employee benefits program;
WHEREAS, the Director of Compensation and Benefits wishes to amend the Plan in order to revise the Plan’s definitions of plan administrator and plan sponsor, to define who may designate investment indexes and who is authorized to amend the Plan;
NOW, THEREFORE, BE IT RESOLVED, that as of the Effective Date, the Plan is hereby amended as follows:
1.Sections 2.1(f) “Committee” and 2.1(u) “MRCC” are deleted in their entirety and references to the terms “Committee” and “MRCC” shall be replaced with the term “Plan Administrator.”
2.Section 2.1(g) “Company” is hereby amended to read in full as follows:

“Company” shall mean Wells Fargo & Company. Prior to January 1, 2009, “Company” meant “Wachovia Corporation.”

3.Section 2.1(p) “Employer” is amended to read in full as follows:

“Employer” means the Company and any Affiliated Company. Prior to January 1, 2009, “Employer” meant Wachovia Corporation and any of its Affiliated Companies.

4.Section 2.1(s) “Investment Indexes” is hereby amended to read in full as follows:

“Investment Indexes” means one or more mutual funds, investment return benchmarks, interest rate indexes or common trust funds designated as available under the Plan by the Employee Benefit Review Committee from time to time, unless and until the Plan Administrator appoints a different individual or committee to select some or all of the Investment Indexes. In addition there will be a CD Option which is defined as an earnings option based on a certificate of deposit in such denomination and for duration as is determined from time to time by the Plan Administrator.

5.Section 8 “Administration of the Plan” is hereby amended by deleting Sections 8.2 “Authority” and 8.3 “Hold Harmless.” The remaining sections shall be renumbered accordingly.

6.Section 8.1 “Administration” is hereby amended to read in full as follows:

The “Plan Administrator” for purposes of this Plan is the Director of Human Resources or the Director of Compensation and Benefits of the Company. Each of those officers, acting individually, can take action as the Plan Administrator.

7.Section 10.3 “Amendment or Termination” is hereby amended to read in full as follows:

The Board of Directors of the Company or the Plan Administrator may at any time amend, suspend or terminate this Plan. No such plan amendment or plan termination shall adversely affect the benefits of Participants accrued to date under the Plan or otherwise reduce the then outstanding balances credited to their Deferral Accounts or otherwise adversely affect the vesting schedules or distribution provision in effect prior to such amendment or termination.
Except as modified by this Amendment all of the terms and provisions of the Plan shall continue in full force and effect.
IN WITNESS WHEREOF, WELLS FARGO & COMPANY has caused this Amendment to be executed on its behalf by its duly-authorized officer.
WELLS FARGO & COMPANY
Date: _________________ By: ____________________________
Title: ___________________________

Exhibit 10(m)
AMENDMENT 2013-1 TO THE WACHOVIA CORPORATION ELECTIVE
DEFERRAL PLAN
This Amendment (the “Amendment”) to the Wachovia Corporation Elective Deferral Plan (the “Plan”) is made as of June 21, 2013 (the “Effective Date”).

WHEREAS, Wells Fargo & Company (the “Company”) maintains the Plan;

WHEREAS, Section 10.3 of the Plan authorizes the Company to amend the Plan at any time; and

WHEREAS, the Company wishes to amend the Plan to remove the requirement that a Participant must be actively employed by the Company in order to request a “Withdrawal on Account of Unforeseeable Emergency” under Section 6.5 of the Plan;
NOW, THEREFORE, be it resolved, that effective as of the Effective Date, the Plan is hereby amended as follows:

1. Subparagraph (a) of Section 6.5 “Withdrawal on Account of Unforeseeable Emergency” is hereby deleted and replaced in its entirety with:

“a. A Participant or Beneficiary may, in the event of an unforeseeable emergency (as defined below) request a withdrawal from his or her Deferral Account by filing a withdrawal request at a time and in a manner determined by the Committee. Any such withdrawal shall not be for a greater amount than the amount reasonably necessary to satisfy the unforeseeable emergency (including applicable income taxes and penalties reasonably expected to result from the withdrawal), and shall be subject to approval by the Committee. The Committee shall consider any requests for payment under this provision on a uniform and nondiscriminatory basis and in accordance with the standards of interpretation described in Code section 409A and the Treasury Regulations thereunder. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, no withdrawal may be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by available insurance or otherwise, (ii) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (iii) by the additional compensation that will be available to the Participant as a result of the suspension of Participant deferrals pursuant to subsection (c) below. The withdrawal shall be paid in the form of a single lump payment five (5) days following the Committee’s approval of the withdrawal, or at such later time as permitted under Code section 409A and the Treasury Regulations thereunder.”

2. Except as modified by this Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, WELLS FARGO & COMPANY has caused this Amendment to be executed on its behalf by its duly-authorized officers, effective as of the Effective Date.

WELLS FARGO & COMPANY

By: ______________________________________

Title: __________________________________

Exhibit 10(m)
AMENDMENT 2012-1 TO THE WACHOVIA CORPORATION ELECTIVE
DEFERRAL PLAN
This Amendment (the “Amendment”) to the Wachovia Corporation Elective Deferral Plan (the “Plan”) is made as of December 14, 2012 (the “Effective Date”).

WHEREAS, Wells Fargo & Company (the “Company”) maintains the Plan;

WHEREAS, the Company may amend the Plan at any time; and

WHEREAS, the Company wishes to amend the Plan to permit the acceleration of benefits payable under the Plan to pay Federal Insurance Contributions Act taxes, to the extent permitted by section 409A of the Internal Revenue Code.
NOW, THEREFORE, be it resolved, that effective as of the Effective Date, the Plan is hereby amended as follows:

1.Article VI of the Plan is hereby amended to add a new Section 6.12 to read in its entirety as follows:

6.12 Acceleration for FICA Tax. If any benefit under the Plan is taxable to a Participant under the Federal Insurance Contributions Act (FICA) (as a result of section 3101 or 3121 of the Code or successor provisions), the Company may elect, in its discretion, to make a distribution under the Plan, and the Participant’s benefit under the Plan shall be reduced accordingly, to pay the applicable FICA tax withholding amount and the income tax at source on wages imposed under section 3401 of the Code or the corresponding withholding provisions of applicable state, local, or foreign tax laws as a result of the payment of the FICA amount, and to pay the additional income tax at source on wages attributable to the pyramiding of the wages and taxes, in accordance with section 409A of the Code. The total payment made pursuant to this Section shall not exceed the aggregate FICA amount and the income tax withholding related to the FICA tax acceleration or the amount permitted under Treas. Reg. §1.409A-3(j)(4)(vi).
2.Except as modified by this Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, WELLS FARGO & COMPANY has caused this Amendment to be executed on its behalf by its duly-authorized officers, effective as of the Effective Date.

WELLS FARGO & COMPANY

By: ______________________________________

Title: __________________________________